                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    JULY 31, 1997
                                                 -----------------------------


                        SEARCH FINANCIAL SERVICES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   0-9539                   41-1356819
---------------------------     ----------------        -----------------------
(State or other jurisdiction    (Commission File           (I.R.S. Employer
     of incorporation)              Number)               Identification No.)

            600 N. PEARL STREET
                SUITE 2500
              DALLAS, TEXAS                                     75201
---------------------------------------------------     -----------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (214) 965-6000
                                                   --------------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 7, 1997, Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with MS Financial, Inc. ("MSF"). Effective July 31, 1997, pursuant to the Merger Agreement, as amended, Search Capital Acquisition Corp., a wholly-owned subsidiary of Registrant, merged into MSF (the "Merger"), resulting in MSF becoming a wholly-owned subsidiary of Registrant. Pursuant to the Merger, each outstanding share of common stock of MSF was converted into the right to receive 0.3515 (the "Exchange Ratio") of a share of Common Stock of Registrant. The Exchange Ratio was determined by dividing $1.63 by $4.6375, which was the average price per share of the Common Stock of Registrant for the 10 day trading period ending on the fifth business day prior to the special meeting of stockholders of MSF at which the Merger Agreement was considered for adoption.

         The Merger was approved by the stockholders of MSF and the Registrant at their respective special meetings of stockholders held on July 31, 1997 and became effective that day. As a result of the Merger, Search issued 3,666,500 shares of its Common Stock.

         MSF, based in Jackson, Mississippi, is a specialized consumer finance company that purchases and services retail installment contracts relating to new and used cars and light duty trucks. MSF serves dealerships in 13 states, primarily in the southeast and south central United States. As of March 31, 1997, MSF had total assets of approximately $91,000,000, including net installment contracts and amounts due under securitizations of approximately $74,000,000. It also had total liabilities of approximately $74,000,000, including a bank line of credit having an outstanding balance of approximately $71,000,000. MSF managed and owned a total of approximately $105,000,000 of net installment contracts as of March 31, 1997.

         The Registrant intends to maintain MSF's Mobile, Alabama collection center. The bulk of MSF's loan servicing and collection activities will be transferred to the Registrant's Dallas collection center. Registrant will also maintain a regional office in Jackson, Mississippi, other branch locations and key personnel of MSF to continue marketing efforts to MSF's existing auto dealer network.

         In connection with the Merger, MSF and the Registrant reached agreement with MSF's bank group, led by Fleet Bank, N.A., for an extension of MSF's $70,000,000 line of credit until July 31, 1998. The line of credit must be reduced to $50,000,000 by December 31, 1997. As of July 31, 1997, the outstanding principal balance under the line of credit was approximately $63,000,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The financial statements for the acquired business are incorporated by reference to Annex D to the Joint Proxy Statement/Prospectus constituting part of the Registrant's Registration Statement on Form S-4 (File No. 333-30275).

         (B)     PRO FORMA FINANCIAL INFORMATION.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                                  (UNAUDITED)

         The Merger has been accounted for under the "purchase" method of accounting which requires the purchase price to be allocated to the acquired assets and liabilities of MSF on the basis of their estimated fair values as of the date of acquisition. Consequently, a new accounting and reporting basis for the acquired assets and liabilities will be reflected in the future consolidated financial statements of the Registrant. The following pro forma combined condensed balance sheet and statements of income (collectively, the "Pro Forma Financial Information") present the combined historical financial statements of the Registrant and MSF adjusted to give effect to the Merger on a pro-forma purchase accounting basis. The unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 1997 was prepared based upon the respective consolidated balance sheets of MSF and the Registrant at March 31, 1997, as if the acquisition of MSF had occurred on March 31, 1997. The unaudited Pro Forma Combined Condensed Statements of Income give effect to the acquisition as if it occurred on April 1, 1996 and includes adjustments directly attributable to the acquisition and expected to have a continuing impact on the combined company. The unaudited Pro Forma Combined Condensed Statements of Income were prepared based upon the audited consolidated statements of income of MSF for the fiscal year ended December 31, 1996 and of the Registrant for the fiscal year ended March 31, 1997. Because the Pro Forma Financial Information has been prepared based on estimated fair values, amounts actually recorded may change upon determination of the total purchase price and additional analysis of individual assets and liabilities assumed.

         The Pro Forma Financial Information and related notes are provided for informational purposes only. The Pro Forma Financial Information presented is not necessarily indicative of the consolidated financial position or results of operations of the Registrant as they may be in the future or as they might have been had the Merger been effected on the assumed dates.

         The unaudited Pro Forma Condensed Financial Information reflects preliminary purchase accounting adjustments. Estimates relating to the fair value of certain assets, liabilities and other items have been made as more fully described in the Notes to the unaudited Pro Forma Condensed Financial Information. While Search's management has made initial appraisals and evaluations of MSF's financial condition as of the date of the Merger, final purchase adjustments, which may include adjustments to additional assets, liabilities and other items, will be made on the basis of the final appraisals and evaluations of MSF's financial condition as of that time and, therefore, will differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

         The unaudited Pro Forma Condensed Consolidated Statements of Income and explanatory notes presented also show the impact on the historical results of operation of the Registrant of the acquisition of the assets and business of Dealers Alliance Credit Corp. ("DACC") completed as of August 2, 1996 (the "DACC Acquisition"). The DACC Acquisition is reflected net of pro forma adjustments in the unaudited Pro Forma Condensed Consolidated Statements of Income as if it had occurred on April 1, 1996. Because the DACC Acquisition was closed prior to March 31, 1997, it is reflected in the Registrant's historical balance sheet at March 31, 1997.

         The combined company expects to achieve certain benefits from the Merger, including operating cost savings and revenue enhancements. The pro forma earnings, which do not reflect any direct costs, potential savings or revenue enhancements which are expected to result from the consolidation of operations of the Registrant and MSF, are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings and revenue enhancements to be realized.

                                 SEARCH AND MSF
            PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                  (Unaudited)

                                                   At March 31, 1997                   At March 31, 1997
                                                       Historical                          Pro Forma
                                                ------------------------           --------------------------
                                                 Search            MSF             Adjustments      Combined
                                                ---------        -------           -----------      ---------
ASSETS
Gross contracts receivable                        $62,325        $97,972   (c)                      $160,297
Unearned interest                                 (10,636)       (25,169)  (c)                       (35,805)
Amounts due under securitizations                      --          7,580   (c)                         7,580
                                                  -------        -------                           ---------
Net contracts receivables                          51,689         80,383                             132,072
Allowance for losses                               (5,854)        (6,364)                            (12,218)
Net loan origination costs                          1,473             --                               1,473
                                                  -------        -------                           ---------
Net contracts receivable - after allowance
   for credit losses & other costs                 47,308         74,019                             121,327

Cash and cash equivalents                          12,249          4,296                              16,545
Vehicles held for resale                            1,196          3,048                               4,244
Property and equipment, net                         1,608          1,497                               3,105
Intangibles, net                                    6,252             --            $1,451  (a)        7,703
Other assets, net                                     910          8,155                --             9,065
                                                  -------        -------           -------          --------
                                                  $69,523        $91,015           $ 1,451          $161,989
                                                  =======        =======           =======          ========

LIABILITIES AND STOCKHOLDERS EQUITY:
Lines of credit                                   $23,715        $    --                             $23,715
Note payable                                        9,596         71,442                              81,038
Accrued settlements                                   540             --                                 540
Accounts payable and other liabilities              2,760          2,410              $750  (b)        5,919
Subordinated note payable                           5,000             --                --             5,000
Accrued interest                                      271             --                --               271
Redeemable warrants                                 1,035             --                --             1,035
                                                 --------        -------           -------           -------
  Total liabilities                                42,916         73,852               750           117,518

Stock repurchase commitment                         2,078             --                               2,078
                                                 --------        -------                            --------

Convertible preferred stock                           201             --                                 201
Common stock                                          252             11               (11) (b)          290
                                                                                        37  (b)
Additional paid in capital                         78,047         27,660           (27,660) (b)       95,875
                                                                                    17,827  (b)
Unrealized gain on securities
   available for sale                                  --            450              (450) (b)           --
Accumulated deficit                               (52,760)        (8,684)            8,684  (b)      (52,761)
Treasury stock                                         --         (2,274)            2,274  (b)           --
                                                 --------        -------           -------           -------
  Total stockholders' equity                       25,740         17,163               701            43,605
  Notes receivable - stockholders                  (1,212)            --                --            (1,212)
                                                 --------        -------           -------         ---------
  Net stockholders' equity                         24,528         17,163               701            42,393
                                                 --------        -------           -------         ---------

   Total                                         $ 69,523        $91,015           $ 1,451          $161,989
                                                 ========        =======           =======          ========

---------------
(a) The acquisition has been accounted for using the purchase method of accounting, and, accordingly, the purchase price is being allocated to the assets purchased and the liabilities assumed based upon the fair values at the date of acquisition. The following table sets forth a preliminary determination and allocation of the purchase price.

                                                                                     (in thousands)
                                                                                     --------------
         Merger exchange of shares and options ($4.6875 times 3,666,500 shares of Common Stock plus the estimated value associated
             with assumed options of $677,000)                                          $17,864
         Assumption of MSF debt                                                          73,852
         Transaction costs and expenses                                                     750
                                                                                        -------
         Pro forma purchase price                                                       $92,466
                                                                                        =======


         The preliminary allocation of the pro forma purchase price is as follows:

         Net receivables after allowance and amounts due under securitizations          $74,019
         Cash and cash equivalents                                                        4,296
         Inventory                                                                        3,048
         Property, plant and equipment, net                                               1,497
         Other assets                                                                     8,155
                                                                                      ---------
         Identifiable assets                                                          $  91,015
                                                                                      =========

         Cost in excess of fair value of net assets acquired                          $   1,451
                                                                                      =========

         The allocation of the purchase price noted above is preliminary based on information as of March 31, 1997 for assets and liabilities but as of July 31, 1997 for the Exchange Ratio. Any potential claims which may arise from the Merger will be included in the final purchase price allocation.

         The excess of cost over the fair value of net assets acquired of $1,451,000 includes both identifiable and unidentifiable intangible assets. As of August 11, 1997, the final valuation of intangible assets had not been completed. Search will assign the final values upon completion of its evaluations and due diligence process. The identifiable intangible assets will be capitalized and amortized over a period not to exceed the estimated useful lives of the assets. Generally, Search believes that the assigned values will be allocated to the existing dealer network and the customer list of MSF which Search will acquire in the Merger. Search estimates that the average term for amortizing these assets will not exceed 15 years. The unidentifiable intangible assets acquired in the acquisition will be capitalized and amortized over a period not to exceed 10 years.

         The following table describes the adjustments to the pro forma balance sheet:

                                                                                     (in thousands)
                                                                                     --------------
         Estimated accrued transaction costs and expenses                                 $750
         Elimination of MSF Common Stock                                                   (11)
         Search Common Stock issued (3,666,500 x $0.01)                                     37
         Elimination of MSF paid in capital                                            (27,660)
         Search paid in capital ($17,186,000 - $37,000 + $678,000)                      17,827
         Elimination of MSF unrealized gain on sale of securities                         (450)
         Elimination of MSF accumulated deficit                                          8,684
         Elimination of MSF treasury stock                                               2,274
                                                                                       -------
         Cost in excess of fair value of net assets acquired                            $1,451
                                                                                        ======


(b) Gross contracts receivables include only installment contracts receivable owned by MSF. All installment contracts receivable held under MSF's Securitization Trusts are shown as net amounts due under securitizations.

                                 SEARCH AND MSF
       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In Thousands, Except Per Share Data)
                                  (Unaudited)


                                                                                        Fiscal Year
                                      Search Fiscal    MSF Fiscal                          Ended
                                       Year Ended      Year Ended                      March 31, 1997
                                     March 31, 1997   Dec. 31, 1996                      Pro Forma
                                       Historical       Historical     Adjustments        Combined
                                       ----------       ---------       ---------        ----------
Interest revenue                         $10,004         $14,909                            $24,913
Other interest income                         --              70                                 70
Interest expense                          (2,306)         (5,371)                            (7,677)
                                       ----------       ---------                         ----------
  Net interest income                      7,698           9,608                             17,306

Reduction of (provision for)
     credit losses                         7,017         (25,903)                           (18,886)
                                       ---------      ----------                           ---------
  Net interest income (loss)
    after provision                       14,715         (16,295)                            (1,580)

Other income                                   --          4,750                              4,750
General and administrative expense       (13,392)        (15,104)       $  (145) (d)        (28,641)
Settlement expense                           (40)             --              --                (40)
                                         --------       --------          ------           ---------
  Net income (loss) before dividends
    and taxes                              1,283         (26,649)          (145)            (25,511)

Income tax benefit                            --           4,635              --              4,635
Preferred stock dividends                 (6,154)             --              --             (6,154)
                                        ---------      ---------        --------         -----------
  Net income (loss) to common
    stockholders                         $(4,871)       $(22,014)        $ (145)           $(27,030)
                                         ========       =========        =======           =========

Net income (loss) per share of
    common stock                        $  (1.45)                                           $ (3.84)
                                        ========                                            ========

Weighted average common and
    common equivalent shares
    outstanding                             3,366  (a)                     3,667 (b)          7,033
                                        =========                       ========           ========

                                                DACC            Fiscal Year
                                           Operations for          Ended
                                           Period Between     March 31, 1997
                                          April 1, 1996 and      Pro Forma
                                           August 2, 1996         Combined
                                          -----------------   ---------------
Interest revenue                             $2,240                $27,153
Other interest income                           --                      70
Interest expense                               (984)                (8,661)
                                            --------             ----------
  Net interest income                         1,256                 18,562

Reduction of (provision for)
     credit losses                           (6,800)               (25,686)
                                           ---------               --------
  Net interest income (loss)
    after provision                          (5,544)                (7,124)

Other income                                     --                  4,750
General and administrative expense           (1,946)               (30,587)
Settlement expense                               --                    (40)
                                           --------              ----------
  Net income (loss) before dividends
    and taxes                                (7,490)               (33,001)

Income tax benefit                              --                   4,635
Preferred stock dividends                       --                  (6,154)
                                            -------             -----------
  Net income (loss) to common
    stockholders                            $(7,490)              $(34,520)
                                            ========              =========

Net income (loss) per share of
    common stock                                                $    (4.87)
                                                                ===========

Weighted average common and
    common equivalent shares
    outstanding                                  59  (c)             7,092
                                           ========                =======

________________________
(a)      Restated to reflect the 1-for-8 reverse stock split.

(b) Represents the estimated number of shares of Search Common Stock to be issued in the Merger based on an assumed Exchange Ratio of 0.3515.

(c) Represents adjustment to calculation of weighted average common and common equivalent shares outstanding assuming shares issued in the DACC acquisition were outstanding from April 1, 1996.

(d) Represents amortization of net intangible assets ($1,451,000) over a 10-year period.

         (C)     EXHIBITS.

Exhibit No.      Description
-----------      -----------
  2.1            Agreement and Plan of Merger dated as of February 7, 1997 by and among Registrant, Search Capital
                 Acquisition Corp. and MS Financial, Inc. (a copy of the Schedules to the Agreement and Plan of Merger will be furnished to the Commission supplementally upon request) (incorporated by reference to Exhibit
                 2.1 to the Registrant's Current Report on Form 8-K dated February 7, 1997)

  2.2            Stockholders Agreement dated as of February 7, 1997 by and among Registrant, MS Diversified
                 Corporation, MS Financial Services, Inc. and Golder Thoma Cressy Rauner Fund IV, L.P. (a copy of the
                 Exhibits and Schedule to the Stockholders Agreement will be furnished to the Commission supplementally upon request) (incorporated by reference to Exhibit 2.2 to the Registrant's Current Report on Form 8-K
                 dated February 7, 1997)

  2.3            Escrow Agreement dated July 31, 1997 by and among Registrant, MS Diversified Corporation, MS Financial
                 Services, Inc. and Golder Thoma Cressy Rauner Fund IV, L.P.

  2.4            Letter Agreement dated as of June 25, 1997 among the Registrant, Search Capital Acquisition Corp. and
                 MS Financial, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus filed with the Registrant's Registration Statement on form S-4 (File No. 333-30275)).

 99.1            Press Release dated July 31, 1997


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SEARCH FINANCIAL SERVICES INC.



                                     By:        /s/  Robert D. Idzi
                                        ---------------------------------------
                                              Robert D. Idzi, Senior Executive
                                                Vice President


Dated:   August 11, 1997

                                   EXHIBITS


         EXHIBIT NO.      DESCRIPTION
         -----------      -----------

            2.3           Escrow Agreement dated July 31, 1997 by and among Registrant, MS Diversified Corporation, MS
                          Financial Services, Inc. and Golder Thoma Cressy Rauner Fund IV, L.P.

            99.1          Press Release dated July 31, 1997
